American Century Capital Portfolios, Inc. Prospectus and Summary Prospectus Supplement Mid Cap Value Fund
Supplement dated September 27, 2013 ¡ Prospectus and Summary Prospectus dated July 26, 2013

Effective November 1, 2013, the Mid Cap Value Fund will be closed to new investors.

The following replaces the first paragraph of the Purchase and Sale of Fund Shares section on page 5 of the prospectus and page 4 of the summary prospectus.

As of November 1, 2013, the fund will be generally closed to new investors other than those who (i) invest directly with American Century (where American Century is listed as the dealer of record); (ii) invest through certain financial intermediaries selected by American Century; or (iii) otherwise qualify for an exemption under American Century's closed fund policy.

You may purchase or redeem shares of the fund on any business day through our website at americancentury.com, or in person (at one of our Investor Centers), by mail (American Century Investments, P.O. Box 419200, Kansas City, MO 64141-6200), by telephone at 1-800-345-2021 (Investor Services Representative) or 1-800-345-3533 (Business, Not-For-Profit and Employer-Sponsored Retirement Plans), or through a financial intermediary. Shares may be purchased and redemption proceeds received by electronic bank transfer, by check or by wire.

The following is inserted as the first paragraph in the Additional Policies Affecting Your Investment section on page 17 of the prospectus.

Closed Fund Policies

As of November 1, 2013, the fund will be generally closed to new investors other than those who invest (i) directly with American Century (where American Century is listed as the dealer of record); (ii) through certain financial intermediaries selected by American Century; or (iii) who meet any of the following criteria:

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financial intermediaries, who trade using omnibus by fund accounts and have received prior approval from the fund, may permit additional investments in the following product types: broker-dealer sponsored fee-based wrap discretionary asset allocation model portfolio products, bank/wealth management discretionary model portfolio products, employer-sponsored retirement plan non-open architecture products, and insurance contracts, provided the fund had been established (or was in the process of being established) as an investment option in the plan or product prior to the fund’s closing.

•	participants in employer-sponsored retirement plans. In addition, participants in employer-sponsored retirement plans who hold a position in the fund will be permitted to open an IRA Rollover account.
•	certain funds of funds and 529 college savings plans advised by American Century Investments.
•	members of the fund’s portfolio management team.

Shareholders who have open accounts may make additional investments and reinvest dividends and capital gains as long as they own shares of the fund.

Financial intermediaries may not allow new investors in the fund or add new investors to existing omnibus accounts, other than as specifically provided above. If you are a current fund shareholder and close an existing fund account, you will not be able to make additional investments in the fund unless you meet one of the specified criteria.

Investors may be required to demonstrate eligibility to purchase shares of the fund before an investment is accepted. The fund reserves the right, when in the judgment of American Century Investments it is not adverse to the fund’s interest, to permit all or only certain types of investors to open new accounts in the fund, to impose further restrictions, or to close the fund to any additional investments, all without notice.

©2013 American Century Proprietary Holdings, Inc. All rights reserved.

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